UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2005

                  INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                      0-26224                    51-0317849
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
incorporation or organization)                              Identification No.)



                               311 Enterprise Drive
                               Plainsboro, NJ 08536
             (Address of principal executive offices) (Zip Code)

    Registrant's telephone number, including area code: (609)-275-0500

                                 Not Applicable
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 13, 2005, Integra LifeSciences Holdings Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number        Description of Exhibit

99.1 Press release issued March 13, 2005 regarding earnings for the quarter and year ended December 31, 2004

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                 INTEGRA LIFESCIENCES HOLDINGS CORPORATION

     Date: March 14, 2005                 By: /s/ Stuart M. Essig
                                          ------------------------------
                                          Stuart M. Essig
                                          President and Chief Executive Officer

                                  Exhibit Index


Exhibit Number        Description of Exhibit

99.1 Press release issued March 13, 2005 regarding earnings for the quarter and year ended December 31, 2004